EXHIBIT 10.2

FIRST AMENDMENT TO THE
BIO-RAD LABORATORIES, INC.
2011 EMPLOYEE STOCK PURCHASE PLAN
(effective as of February 15, 2017)

This First Amendment (this “Amendment”) to the Bio-Rad Laboratories, Inc. 2011 Employee Stock Purchase Plan (the “Plan”), is made and adopted by the Board of Directors (the “Board”) of Bio-Rad Laboratories, Inc., a company organized under the laws of the State of Delaware (the “Company”), effective as of February 15, 2017 (the “Effective Date”), subject to the approval of the Company’s stockholders within 12 months following the Effective Date.

RECITALS

WHEREAS, the Company maintains the Plan;

WHEREAS, pursuant to Section 20 of the Plan, the Board has the authority to amend the Plan from time to time, provided that the Company shall obtain stockholder approval for any such amendment to the extent necessary to comply with Section 423 of the U.S. Internal Revenue Code of 1986, as amended; and

WHEREAS, the Board desires to amend the Plan to increase the number of shares reserved for issuance thereunder.

NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended as follows, effective as of the Effective Date, subject to the approval of the Company’s stockholders within 12 months following the Effective Date:

AMENDMENT

1.    Section 14(a) of the Plan is hereby amended and restated in its entirety as follows:

“(a)    Basic Limitation. Subject to adjustment pursuant to Section 15, the aggregate number of Shares authorized for sale under the Plan is 1,300,000 Shares. For avoidance of doubt, the limitation set forth in this section may be used to satisfy purchases of Shares under either the 423 Component or the Non-423 Component.”

2.    This Amendment shall be and hereby is incorporated into and forms a part of the Plan.

3.    Except as expressly provided herein, all terms and conditions of the Plan shall remain in full force and effect.

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I hereby certify that the foregoing Amendment was duly adopted by the Board of Directors of Bio-Rad Laboratories, Inc. on February 15, 2017.

I hereby certify that the foregoing Amendment was duly adopted by the shareholders of Bio-Rad Laboratories, Inc. on April 25, 2017.

Executed on this 26th day of April, 2017.

By:	/s/ Timothy S. Ernst
Timothy S. Ernst
EVP, General Counsel and Secretary